CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated September 17, 1998 included in this Form 10-K, into Herley Industries, Inc's. previously filed Registration Statement File Nos. 333-17369, 333-19739, and 333-35485.


                                                 /s/ ARTHUR ANDERSEN LLP
                                                     ARTHUR ANDERSEN LLP



Lancaster, PA
 October 27, 1998